UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2013

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Jet Leasing, LLC

(Exact name of registrant as specified in its charter)

Arizona	333-169730-02	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Sales and Finance Company, LLC

(Exact name of registrant as specified in its charter)

Arizona	333-169730-04	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC

(Exact name of registrant as specified in its charter)

Arizona	333-169730-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Car Sales Company, LLC

(Exact name of registrant as specified in its charter)

Arizona	333-169730-06	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road, Phoenix, Arizona 85018

(Address of principal executive offices, with zip code)

(602) 852-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information provided under “Recent Financial Results” in Item 7.01 below is hereby incorporated by reference into this Item 2.02.

The information furnished under Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On April 22, 2013, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation (“DTAC” and, together with DTAG, the “Issuers”) commenced a private offering (the “Offering”) under Rule 144A and Regulation S of the Securities Act of 1933, as amended, of $50 million aggregate principal amount of 12.625% senior secured notes due 2017 (the “Notes”) to qualified institutional buyers inside the United States and to certain non-U.S. persons located outside the United States.

The Notes will be additional notes issued under an indenture executed on June 4, 2010. On that date, the Issuers issued and sold $200.0 million of 12.625% Senior Secured Notes due 2017 (the “Initial Notes”). The Additional Notes will have substantially identical terms and will constitute part of the same series as the Initial Notes.

The Issuers intend to use the proceeds from the Offering to reduce outstanding borrowings under their existing warehouse facilities, after paying estimated fees and expenses.

Recent Financial Results

In connection with the private offering of the Notes, the Issuers distributed a confidential preliminary offering memorandum related to the Notes (the “Offering Memorandum”) to eligible prospective investors on April 22, 2013. The Offering Memorandum included preliminary financial results of the Issuers and their subsidiaries (together, “DriveTime” or “we”) for the fiscal quarter ended March 31, 2013, as follows, which is excerpted from the Offering Memorandum:

The following are preliminary estimates of selected consolidated financial data for the three months ended March 31, 2013:

•	We sold 19,607 vehicles, a 2% increase over first quarter 2012.

•	DriveTime originated $315 million of finance receivables, an 8% increase over the first quarter of 2012.

•	GO Financial originated $39 million of dealer finance receivables, representing 5,027 contracts.

•	We expect total revenue to be approximately $385 million, an increase of 5% compared to $368 million in the first quarter of 2012.

•	We expect Adjusted EBITDA to range from $41 to $43 million, compared to $56 million in the first quarter of 2012.

We attribute the estimated decrease in first quarter Adjusted EBITDA primarily to (i) IRS delays in processing income tax refunds, causing a negative impact on the seasonal buying patterns of our customers; (ii) higher net charge-offs related to loan performance and lower recovery rates on repossessed vehicles due to a decline in wholesale auction values; (iii) higher retail operating expenses from new dealership openings in the second half of 2012; and (iv) the effects of deferred service contract revenue in regions where we recently began offering our limited warranty as a separately priced service contract. Excluding the effects of deferred service contract revenue, we expect that Adjusted EBITDA would have ranged from $45 to $47 million for our first quarter ended March 31, 2013, and total revenue would have been approximately $390 million for the first quarter 2013.

We have historically included our DriveCare® limited warranty as part of the bundled retail price of each vehicle we sell, recognizing revenue and costs related to the warranty at the time of the sale. Beginning in the fourth quarter of 2012, however, we began offering our DriveCare® limited warranty as a separately priced unbundled service contract in our dealerships located in Tennessee, Virginia and Ohio and, subsequent to December 31, 2012, expanded this offering to California. The revenue and costs related to these unbundled service contracts is deferred and recognized over the life of the service contract instead of at the time of the sale of the vehicle. Expansion of the regions in which we offer unbundled service contracts will negatively impact our gross revenue, gross margin, and net income in future periods when compared to historical results due to the revenue deferral associated with unbundling. However, we do not expect the economic and cash flow impact of unbundling to have a negative effect on our overall financial position or liquidity.

We have provided only estimates of the preliminary results described above because our financial closing procedures and quarterly review for our first quarter ended March 31, 2013 are not yet complete. Though we expect that our final results will be approximately as described above, the estimates provided represent the most current information available to management, and certain estimates have not been finalized. Therefore, it is possible that our actual results may differ materially from our current estimates and that other developments and information may arise between now and the time our financial results for our first quarter ended March 31, 2013 are finalized.

Accordingly, you should not place undue reliance on these estimates. The preliminary financial data for our first quarter ended March 31, 2013 has been prepared by, and is the responsibility of, our management, and has not been reviewed, audited, or subjected to any other procedures by our independent registered public accounting firm. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect to this preliminary financial data.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Notes, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Consummation of the Offering is subject to a number of market and other conditions. No assurance can be given that any such refinancing can or will be completed on terms that are acceptable to the Issuers, if at all.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 22, 2013	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Chief Executive Officer

Date: April 22, 2013	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: April 22, 2013	DT JET LEASING, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: April 22, 2013	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: April 22, 2013	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Manager

Date: April 22, 2013	DRIVETIME CAR SALES COMPANY

	By:	/s/ Raymond C. Fidel
Raymond C. Fidel
President and Manager